Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, James R. Sulat, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Annual Report of Maxygen, Inc. on Form 10-K for the annual period ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Maxygen, Inc.

By:	/s/ James R. Sulat
Name:	James R. Sulat
Title:	Chief Executive Officer & Chief Financial Officer
Date:	March 12, 2013